                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 20, 2007

                                  Uphonia, Inc.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-28008           13-3750708
--------------------------------   ---------------   ----------------------
(State or Other Jurisdiction of      (Commission      (I.R.S. Employer
Incorporation or Organization)       File Number)     Identification No.)

N/A
-------------------------------------------------------------------------------
       (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, Including Area Code: N/A

                             SmartServ Online, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers

     (b) Robert M. Pons  resigned  as an officer  and  director  of the  Company effective April 20, 2007.  Paul Melchiore  resigned as a director of the Company effective April 20, 2007.

     (c) David Marks has been appointed as a director of the Company,  effective
April 20, 2007,  to fill a vacancy on the Board of  Directors.  The  information required to be furnished by Mr. Marks will be filed by amendment.

Item 8.01         Other Events

The Company has no principal  executive  offices and its  telephone  service has been discontinued.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            UPHONIA, INC.

Dated:  April 19, 2007                      By:  /s/ Robert M. Pons
                                                 Robert M. Pons,
                                                 Chief Executive Officer